UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21162

Name of Fund: Merrill Lynch Basic Value Principal Protected Fund of
              Merrill Lynch Principal Protected Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
      Basic Value Principal Protected Fund of Merrill Lynch Principal Protected Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address:
      P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 06/30/04

Date of reporting period: 07/01/03 - 06/30/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        Basic Value
                                        Principal Protected Fund

Annual Report
June 30, 2004

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Basic Value Principal Protected Fund

Portfolio Information as of June 30, 2004 (unaudited)

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
================================================================================
Exxon Mobil Corporation ............................................     4.1%
Citigroup Inc. .....................................................     3.6
Wells Fargo & Company ..............................................     2.9
Bank One Corporation ...............................................     2.6
Raytheon Company ...................................................     2.2
Kimberly-Clark Corporation .........................................     1.7
Deere & Company ....................................................     1.6
E.I. du Pont de Nemours and Company ................................     1.6
American International Group, Inc. .................................     1.6
Viacom, Inc. (Class B) .............................................     1.5


2     MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2004

A Letter From the President

Dear Shareholder

As we ended the current period, all eyes were on the Federal Reserve Board (the
Fed). In a much-anticipated move, the Fed raised the Federal Funds rate on June 30 for the first time in four years, bringing the target rate to 1.25%, up from a 45-year low of 1%. The 25 basis point (.25%) increase was the first, but is not expected to be the last, this year as the Fed moves to "normalize" interest rates in the face of increasing inflation. The Fed has reiterated its intention to take a "measured" approach to interest rate increases in an effort to avoid upsetting the economy or the financial markets. Still, in its very deliberate wording, the Fed has stated that it may move more aggressively if inflation and economic growth indicate the need.

In any case, interest rates are likely to remain low by historical standards for some time, particularly if the Fed does maintain its commitment to a gradual tightening. To provide some perspective, the Federal Funds rate was at 6.5% before the current easing cycle began in 2001 and had reached double-digits in the late 1970s and early 1980s.

Although rising interest rates generally cause concern for equity investors, the markets continue to find support in impressive corporate earnings and a strong economy. Equity markets produced positive results for the most recent six-month and 12-month reporting periods. As measured by the Standard & Poor's 500 Index, the U.S. stock market returned +3.44% for the six-month period and +19.11% for the 12-month period ended June 30, 2004.

June month-end also brought the transfer of power in Iraq. Like the Fed tightening, this was a pivotal event. However, the outcome and the market repercussions are less easy to predict. We do know that markets will always fluctuate and that there are many uncertainties -- including the possibility of geopolitical events -- that can translate into negative market movements. Still, the U.S. economy is much stronger today than it was just one year ago. With this in mind, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, you should consult with your financial advisor, who can help you assess the market and economic environment and then develop a strategy most suitable for your circumstances and financial goals.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Trustee


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2004    3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund's equity component performed strongly during the fiscal year, providing for meaningful capital appreciation from an investment that strives to balance protection of principal with potential for growth.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended June 30, 2004, Merrill Lynch Basic Value Principal Protected Fund's Class A, Class B, Class C and Class I Shares had total returns of +10.44%, +9.58%, +9.54% and +10.64%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) For the same period, the Fund's all-equity benchmarks, the Standard & Poor's 500 (S&P 500) Index and the S&P 500 Barra Value Index, returned +19.11% and +22.25%, respectively. Although Fund results lagged that of the equity benchmarks for the year, its performance far exceeded the +1.99% average return of the Lipper Balanced Target Maturity Funds category for the same period. (Funds in this Lipper category invest to provide a guaranteed return of investment at maturity. Some of the assets are invested in zero coupon U.S. Treasury securities, while the remainder is in equity securities for long-term growth of capital and income.)

Because the Fund incorporates a fixed income component, it will, at times, outperform or underperform its broad-based market benchmarks, which consist only of equity securities. The past year was largely characterized by economic growth and a robust return to equity market strength. In this environment, the Fund's fixed income component produced a drag on performance relative to its all-equity benchmarks. Still, the Fund's primary objective is to preserve investor principal. We were able to achieve that goal while also providing attractive capital appreciation.

A mathematical formula is used to determine the allocation between the Fund's equity and fixed income components. During the period, the Fund's equity component ranged from 42.7% of net assets to 84.1%. The fixed income allocation ranged from 17.5% of net assets to 55.7%.

What factors contributed to the Fund's performance?

Within the equity portion of the portfolio, we were positioned for an economic recovery. This involved emphasizing those companies with greater sensitivity to changes in the overall economy. We started doing that before the Iraq war in late 2002 and early 2003. Once major combat ended in the spring of 2003, the economy took off. All of the areas we had overweighted, including materials, information technology (IT), industrials and consumer discretionary, moved to the forefront, as confidence grew and investors sought to participate in the first year of the economic recovery.

Information technology was the biggest positive contributor to the Fund's relative results. We had excellent performance from companies such as Advance Micro Devices, Inc., National Semiconductor Corporation, Motorola, Inc., Lucent Technologies Inc., Agilent Technologies, Inc., 3Com Corporation and Tectronix, Inc. In the materials sector, Phelps-Dodge Corporation, Massey Energy Company, Alcoa Inc. and International Paper Company did quite well. In industrials, we saw great performance from Deere & Company, Thomas & Betts Corporation and The Boeing Company. In consumer discretionary, DaimlerChrysler Corporation and Koninklijke Philips Electronics NV performed well.

Surprisingly, in an environment where the Fund was focused on economic sensitivity, we also saw favorable attribution from consumer staples, a very defensive sector. This was primarily because of stock selection in a few names, including Coca-Cola Enterprises Inc., Tyson Foods Inc. and The Gillette Company. Otherwise, the more defensive areas generally detracted from Fund performance. Healthcare, especially large cap pharmaceuticals, was one of the biggest negative contributors. Merck & Co., Inc., Bristol-Myers Squibb Company and Schering Plough Corporation all performed poorly in the last 12 months. The media subsector of the consumer discretionary sector also was weak. While consumer discretionary helped Fund performance overall, our media bias within that sector hindered relative results during the period. Liberty Media Corporation, Comcast Corporation and Viacom, Inc. were all negative contributors.

What changes were made to the portfolio during the period?

We began to think about 2004 as a transition year for the market and started making changes to the equity portion of the portfolio that reflected this view. We began to trim some of the economically sensitive stocks that performed so well in favor of some of the safe-haven names. We started making these kinds of changes to the equity portfolio in 2003, reducing our weightings in IT, materials, industrials and consumer


4     MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2004
discretionary while increasing exposure to the defensive areas that underperformed in 2003 -- staples, energy, utilities and financials. This shift also involved taking down the beta in the equity portfolio (that is, reducing risk), increasing large cap exposure and building a more diversified portfolio.

Specific changes included increasing exposure to consumer staples. This involved purchasing Coca-Cola Enterprises, Inc., Albertsons, Inc., ConAgra Foods, Inc., Kraft Foods Inc. and General Mills, Inc. At the same time, we reduced our weighting in the consumer discretionary sector. We eliminated Fox Entertainment Group, Inc., DaimlerChrysler Corporation, Delphi Automotive Systems Corporation, Tribune Company and The Gap, Inc. and reduced our positions in Koninklijke Philips Electronics NV and McDonald's Corporation.

Our weightings in the remaining sectors looked much the same as they did last year. We have been taking profits in technology; however, the group was up 40% - 50% on average and has remained a large position due to its substantial appreciation. We reduced our positions in Lucent Technologies, Motorola, Inc., Agilent Technologies, Tectronix, Inc. and Advanced Micro Devices, Inc. and eliminated National Semiconductor Corporation. Most of the sales were based on strength.

We were not shaken by the underperformance of the energy sector last year and, in fact, added to the group toward the end of 2003. Specifically, we initiated positions in Transocean Inc. and Anadarko Petroleum Corporation and increased our weighting in GlobalSantaFe Corporation. Our commitment to the sector benefited performance in the last six months of the period. We continue to overweight energy based on our belief that oil prices could remain stubbornly high; supply issues persist and, ultimately, the stock prices will need to fully reflect this scenario.

Given our expectation for rising interest rates, we remained underweight in financials. Nevertheless, the Fund benefited from our position in Bank One Corporation, which was taken over by J.P. Morgan Chase & Co. on July 1, 2004. We accepted the J.P. Morgan paper and, based on our constructive outlook, will continue to own it. We also initiated positions in The Bank of New York Company, Inc. and U.S. Bancorp.

Consistent with its stated investment strategy, the Fund's fixed income component was invested in fixed income instruments, including U.S. Treasury zero-coupon bonds, set to mature close to the expiration of the Fund (November 13, 2009). The fixed income weighting reached a high of 55.7% of net assets on July 17, 2003 and a low of 17.5% on June 10, 2004.

How would you characterize the portfolio's position at the close of the period?

In seeking to meet its objective of principal protection and potential for capital growth, the allocation between the Fund's fixed income and equity components will continue to vary as market conditions change. As of June 30, 2004, the Fund was invested 82.7% in equities and 17.9% in fixed income securities. (The allocation exceeds 100% due to a negative cash balance.) This compares to 66.3% in equities, 30.7% in fixed income and 3% in cash and cash equivalents at December 31, 2003.

At the close of the period, the Fund's equity portfolio was overweight versus the S&P 500 Barra Value Index in energy, materials and information technology. We had underweights in consumer discretionary, financials and utilities. We were slightly underweight in industrials, due to profit taking, and maintained a market weighting in healthcare.

We continue to believe the economy and the markets are in a transition period. The hope is for a "Goldilocks economy" -- not too hot, not too cold -- with decent growth and relatively low interest rates. While it is unclear exactly what is down the road, the market will almost certainly continue to be rocky with no obvious leadership in terms of sectors or market-cap size. In this environment, we believe proper diversification makes sense, and we are positioning the equity portfolio with that view in mind.

As always, we will continue our search for what we believe are very good companies that are temporarily underpriced as a result of negative investor sentiment or short-term circumstances, and that we believe have the potential to offer shareholders significant value over a three-year time horizon.

Kevin M. Rendino
Equity Portfolio Manager

July 7, 2004

--------------------------------------------------------------------------------
If you would like a copy, free of charge, of the most recent annual or quarterly report of Main Place Funding, LLC, the Warranty Provider, or its parent corporation, Bank of America Corporation, please contact the Fund at 1-800-MER-FUND.
--------------------------------------------------------------------------------


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2004    5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                             6-Month         12-Month     Since Inception
As of June 30, 2004                                        Total Return    Total Return    Total Return
=========================================================================================================
ML Basic Value Principal Protected Fund Class A Shares*      +1.77%           +10.44%         +16.44%
---------------------------------------------------------------------------------------------------------
ML Basic Value Principal Protected Fund Class B Shares*      +1.42            + 9.58          +14.99
---------------------------------------------------------------------------------------------------------
ML Basic Value Principal Protected Fund Class C Shares*      +1.33            + 9.54          +14.94
---------------------------------------------------------------------------------------------------------
ML Basic Value Principal Protected Fund Class I Shares*      +1.86            +10.64          +16.87
---------------------------------------------------------------------------------------------------------
S&P 500(R)Index**                                            +3.44            +19.11          +33.03
---------------------------------------------------------------------------------------------------------
S&P 500 Barra Value Index***                                 +4.17            +22.25          +40.44
---------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 11/13/02.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total return is from 11/13/02.
*** This unmanaged Index is a capitalization-weighted index of those stocks in the S&P 500 Index that have lower price-to-book ratios. Since inception total return is from 11/13/02.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


6     MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2004

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A and Class B Shares compared to growth of an investment in the S&P 500 Index and the S&P/Barra Value Index. Values are from November 13, 2002 through June 2004:

                                 11/13/02**          6/03               6/04
ML Basic Value Principal
Protected Fund+--
Class A Shares*                  $ 9,475             $ 9,990            $11,033

ML Basic Value Principal
Protected Fund+--
Class B Shares*                  $10,000             $10,493            $11,099

                                 11/30/02            6/03               6/04
S&P 500 Index++                  $10,000             $11,169            $13,303

S&P/Barra Value Index+++         $10,000             $11,487            $14,044

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests primarily in common stocks and in U.S. Treasury bonds, including zero coupon bonds.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged Index is a capitalization Index of those stocks in the S&P 500 Index that have lower price-to-book ratios. The starting date for the Index in the Class A and Class B Shares' graph is from 11/30/02.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 6/30/04                              +10.44%           +4.65%
--------------------------------------------------------------------------------
Inception (11/13/02)
through 6/30/04                                     + 9.81            +6.23
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                        Return          Return
                                                     Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 6/30/04                                  +9.58%          +5.58%
--------------------------------------------------------------------------------
Inception (11/13/02)
through 6/30/04                                         +8.96           +6.62
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2004    7

[LOGO] Merrill Lynch Investment Managers

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class C & Class I Shares compared to growth of an investment in the S&P 500 Index and the S&P/Barra Value Index. Values are from November 13, 2002 through June 2004:

                                 11/13/02**          6/03               6/04
ML Basic Value Principal
Protected Fund+--
Class C Shares*                  $10,000             $10,493            $11,494

ML Basic Value Principal
Protected Fund+--
Class I Shares*                  $9,475              $10,009            $11,073

                                 11/30/02            6/03               6/04
S&P 500 Index++                  $10,000             $11,169            $13,303

S&P/Barra Value Index+++         $10,000             $11,487            $14,044

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests primarily in common stocks and in U.S. Treasury bonds, including zero coupon bonds.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged Index is a capitalization Index of those stocks in the S&P 500 Index that have lower price-to-book ratios. The starting date for the Index in the Class A and Class B Shares' graph is from 11/30/02.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                        Return          Return
                                                     Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 6/30/04                                  +9.54%          +8.54%
--------------------------------------------------------------------------------
Inception (11/13/02)
through 6/30/04                                         +8.93           +8.93
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 6/30/04                              +10.64%           +4.83%
--------------------------------------------------------------------------------
Inception (11/13/02)
through 6/30/04                                     +10.05            +6.46
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


8     MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2004

Schedule of Investments

                                                                                                             Value        Percent of
                      Industry*                         Shares Held   Common Stocks                    (in U.S. dollars)  Net Assets
====================================================================================================================================
Above-Average Yield   Metals & Mining                       113,000   Alcoa Inc.                          $ 3,732,390       1.3%
                      Diversified Telecommunication          57,900   BCE Inc.                              1,160,316       0.4
                      Services
                      Capital Markets                        93,100   The Bank of New York Company,
                                                                      Inc.                                  2,744,588       1.0
                      Pharmaceuticals                        24,900   Bristol-Myers Squibb Company            610,050       0.2
                      Oil & Gas                              12,700   ChevronTexaco Corporation             1,195,197       0.4
                      Food Products                         121,700   ConAgra Foods, Inc.                   3,295,636       1.2
                      Chemicals                              99,800   E.I. du Pont de Nemours and
                                                                      Company                               4,433,116       1.6
                      Oil & Gas                             253,800   Exxon Mobil Corporation              11,271,258       4.1
                      Industrial Conglomerates              110,000   General Electric Company              3,564,000       1.3
                      Food Products                          24,900   General Mills, Inc.                   1,183,497       0.4
                      Personal Products                      78,700   The Gillette Company                  3,336,880       1.2
                      Aerospace & Defense                   101,600   Honeywell International Inc.          3,721,608       1.3
                      Oil & Gas                              48,800   Kerr-McGee Corporation                2,623,976       0.9
                      Capital Markets                        61,600   Mellon Financial Corporation          1,806,728       0.7
                      Oil & Gas                              80,200   Royal Dutch Petroleum Company
                                                                      (NY Registered Shares)                4,143,934       1.5
                      Diversified Telecommunication         146,700   SBC Communications Inc.               3,557,475       1.3
                      Services
                      Food Products                         100,600   Sara Lee Corporation                  2,312,794       0.8
                      Commercial Banks                       56,400   U.S. Bancorp                          1,554,384       0.6
                      Diversified Telecommunication          86,200   Verizon Communications                3,119,578       1.1
                      Services
                      Commercial Banks                       65,700   Wachovia Corporation                  2,923,650       1.1
                                                                                                          --------------------------
                                                                                                           62,291,055      22.4
====================================================================================================================================
Below-Average         Insurance                              63,401   ACE Limited                           2,680,594       1.0
Price/Earnings Ratio  Insurance                              65,200   The Allstate Corporation              3,035,060       1.1
                      Insurance                              61,100   American International Group,
                                                                      Inc.                                  4,355,208       1.6
                      Health Care Providers & Services       22,700   AmerisourceBergen Corporation         1,357,006       0.5
                      Commercial Banks                       50,100   Bank of America Corporation           4,239,462       1.5
                      Commercial Banks                      140,100   Bank One Corporation                  7,145,100       2.6
                      Health Care Equipment & Supplies       69,600   Baxter International Inc.             2,401,896       0.9
                      Machinery                              20,700   Caterpillar Inc.                      1,644,408       0.6
                      Diversified Financial Services        213,000   Citigroup Inc.                        9,904,500       3.6
                      Beverages                              72,500   Coca-Cola Enterprises Inc.            2,101,775       0.8
                      Automobiles                           144,100   Ford Motor Company                    2,255,165       0.8
                      Computers & Peripherals               176,100   Hewlett-Packard Company               3,715,710       1.3
                      Household Durables                     84,200   Koninklijke (Royal) Philips
                                                                      Electronics NV (NY Registered
                                                                      Shares)                               2,290,240       0.8
                      Food Products                          45,900   Kraft Foods Inc. (Class A)            1,454,112       0.5
                      Hotels, Restaurants & Leisure          83,400   McDonald's Corporation                2,168,400       0.8
                      Pharmaceuticals                        47,599   Merck & Co., Inc.                     2,260,953       0.8
                      Capital Markets                        81,200   Morgan Stanley                        4,284,924       1.5
                      Pharmaceuticals                       148,100   Schering-Plough Corporation           2,736,888       1.0
                      Electrical Equipment                   61,800   Thomas & Betts Corporation (a)        1,682,814       0.6
                      Energy Equipment & Service             57,900   Transocean Inc. (a)                   1,675,626       0.6
                      Food Products                          30,400   Unilever NV (NY Registered
                                                                      Shares)                               2,082,704       0.7
                      IT Services                           252,600   Unisys Corporation (a)                3,506,088       1.2
                      Oil & Gas                              97,800   Unocal Corporation                    3,716,400       1.3
                                                                                                          --------------------------
                                                                                                           72,695,033      26.1
                      ==============================================================================================================


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2004    9

[LOGO] Merrill Lynch Investment Managers

                                                                                                             Value        Percent of
                      Industry*                         Shares Held   Common Stocks                    (in U.S. dollars)  Net Assets
====================================================================================================================================
Low Price-to-Book     Communications Equipment              257,500   3Com Corporation (a)                $ 1,609,375       0.6%
Value                 Semiconductors & Semiconductor        197,300   Advanced Micro Devices, Inc. (a)      3,137,070       1.1
                      Equipment
                      Electronic Equipment &                 67,300   Agilent Technologies, Inc. (a)        1,970,544       0.7
                      Instruments
                      Food & Staples Retailing               75,100   Albertson's, Inc.                     1,993,154       0.7
                      Oil & Gas                              47,400   Anadarko Petroleum Corporation        2,777,640       0.9
                      Aerospace & Defense                    49,100   The Boeing Company                    2,508,519       0.9
                      Road & Rail                            40,600   CSX Corporation                       1,330,462       0.5
                      Media                                 139,600   Comcast Corporation (Special
                                                                      Class A) (a)                          3,854,356       1.4
                      Machinery                              63,400   Deere & Company                       4,446,876       1.6
                      Energy Equipment & Service            100,400   Diamond Offshore Drilling, Inc.       2,392,532       0.9
                      Energy Equipment & Service            130,000   GlobalSantaFe Corporation             3,445,000       1.2
                      Energy Equipment & Service             85,600   Halliburton Company                   2,590,256       0.9
                      Insurance                              58,200   The Hartford Financial Services
                                                                      Group, Inc.                           4,000,668       1.4
                      Paper & Forest Products                90,900   International Paper Company           4,063,230       1.5
                      Household Products                     70,300   Kimberly-Clark Corporation            4,631,364       1.7
                      Semiconductors & Semiconductor        278,300   LSI Logic Corporation (a)             2,120,646       0.8
                      Equipment
                      Media                                 315,700   Liberty Media Corporation
                                                                      (Class A) (a)                         2,838,143       1.0
                      Communications Equipment              452,600   Lucent Technologies Inc. (a)          1,710,828       0.6
                      Semiconductors & Semiconductor        101,900   Micron Technology, Inc. (a)           1,560,089       0.6
                      Equipment
                      Communications Equipment              150,100   Motorola, Inc.                        2,739,325       1.0
                      Aerospace & Defense                   167,600   Raytheon Company                      5,995,052       2.2
                      Insurance                              85,734   The St. Paul Companies, Inc.          3,475,656       1.2
                      Computers & Peripherals               479,500   Sun Microsystems, Inc. (a)            2,081,030       0.7
                      Media                                 237,900   Time Warner Inc. (a)                  4,182,282       1.5
                      Road & Rail                             7,800   Union Pacific Corporation               463,710       0.2
                      Media                                 120,400   Viacom, Inc. (Class B)                4,300,688       1.5
                      Media                                 109,500   The Walt Disney Company               2,791,155       1.0
                      Commercial Banks                      140,700   Wells Fargo & Company                 8,052,261       2.9
                      Paper & Forest Products                38,300   Weyerhaeuser Company                  2,417,496       0.9
                                                                                                          --------------------------
                                                                                                           89,479,407      32.1
====================================================================================================================================
Special Situations    Software                               74,700   Computer Associates
                                                                      International, Inc.                   2,096,082       0.8
                      Computers & Peripherals                40,000   International Business Machines
                                                                      Corporation                           3,526,000       1.3
                                                                                                          --------------------------
                                                                                                            5,622,082       2.1
                      --------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks
                                                                      (Cost--$190,443,360)                230,087,577      82.7
                      ==============================================================================================================


10    MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2004

Schedule of Investments (concluded)

                                                                                                             Value        Percent of
                                                         Face Amount    U.S. Government Obligations    (in U.S. dollars)  Net Assets
====================================================================================================================================
                                                                        U.S. Treasury STRIPS (b)(c):
                                                        $ 23,377,000       3.59% due 8/15/2009           $ 19,103,848       6.9%
                                                          37,790,000       3.74% due 11/15/2009            30,579,479      11.0
                      --------------------------------------------------------------------------------------------------------------
                                                                        Total U.S. Government
                                                                        Obligations (Cost--$50,461,588)    49,683,327      17.9
                      ==============================================================================================================
                                                                        Total Investment
                                                                        (Cost--$240,904,948)              279,770,904     100.6
                      ==============================================================================================================

Options

                                                           Number of
                                                           Contracts     Call Options Written
====================================================================================================================================
                                                                 260     The Walt Disney Company,
                                                                         expiring January 2005 at
                                                                         USD 30, Broker UBS Warburg           (14,300)      0.0
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Options Written
                                                                         (Premiums Received--$43,418)         (14,300)      0.0
                      ==============================================================================================================
                      Total Investments, Net of Options Written (Cost--$240,861,530)                      279,756,604     100.6

                      Liabilities in Excess of Other Assets                                                (1,531,198)     (0.6)
                                                                                                         ---------------------------
                      Net Assets                                                                         $278,225,406     100.0%
                                                                                                         ===========================

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
(a)   Non-income producing security.
(b) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase at June 30, 2004.
(c)   Separately Traded Registered Interest and Principal of Securities
      (STRIPS).

      Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                                                       Interest/
                                                           Net         Dividend
      Affiliate                                         Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
      Cash Sweep Series I                             $(3,291,833)      $72,200

      Merrill Lynch Liquidity Series, LLC
      Money Market Series                                      --       $   432

      Merrill Lynch Premier Institutional Fund                 --       $ 4,794
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2004   11

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities

As of June 30, 2004
=======================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------
                       Investments, at value (identified cost--$240,904,948) .......                      $ 279,770,904
                       Foreign cash (cost--$25,373) ................................                             24,166
                       Receivables:
                          Dividends ................................................    $     271,212
                          Securities sold ..........................................          201,832
                          Interest from affiliates .................................            4,329
                          Securities lending--net ..................................            1,569           478,942
                                                                                        -------------------------------
                       Total assets ................................................                        280,274,012
                                                                                                          -------------
=======================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------
                       Options written, at value (premiums received--$43,418) ......                             14,300
                       Payables:
                          Custodian bank ...........................................          809,276
                          Beneficial interest redeemed .............................          691,400
                          Distributor ..............................................          228,155
                          Financial warranty fee ...................................          185,525
                          Other affiliates .........................................           50,250
                          Investment adviser .......................................           24,626         1,989,232
                                                                                        -------------
                       Accrued expenses and other liabilities ......................                             45,074
                                                                                                          -------------
                       Total liabilities ...........................................                          2,048,606
                                                                                                          -------------
=======================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------
                       Net assets ..................................................                      $ 278,225,406
                                                                                                          =============
=======================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------
                       Paid-in capital, unlimited shares of no par value
                        authorized .................................................                      $ 233,670,468
                       Undistributed realized capital gains on investments and
                        foreign currency transactions--net .........................    $   5,661,071
                       Unrealized appreciation on investments and foreign
                        currency transactions--net .................................       38,893,867
                                                                                        -------------
                       Total accumulated earnings--net .............................                         44,554,938
                                                                                                          -------------
                       Net Assets ..................................................                      $ 278,225,406
                                                                                                          =============
=======================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $13,022,162 and 1,130,874
                        shares of beneficial interest outstanding ..................                      $       11.52
                                                                                                          =============
                       Class B--Based on net assets of $144,787,095 and 12,649,707
                        shares of beneficial interest outstanding ..................                      $       11.45
                                                                                                          =============
                       Class C--Based on net assets of $104,840,288 and 9,156,358
                        shares of beneficial interest outstanding ..................                      $       11.45
                                                                                                          =============
                       Class I--Based on net assets of $15,575,861 and 1,350,925
                        shares of beneficial interest outstanding ..................                      $       11.53
                                                                                                          =============

      See Notes to Financial Statements.


12    MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2004

Statement of Operations

For the Year Ended June 30, 2004
=======================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $54,261 foreign withholding tax) ..........                      $   4,037,847
                       Interest (including $72,200 from affiliates) ................                          3,584,174
                       Securities lending--net .....................................                              5,226
                                                                                                          -------------
                       Total income ................................................                          7,627,247
                                                                                                          -------------
=======================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------
                       Financial warranty fee ......................................    $   2,502,630
                       Investment advisory fees ....................................        2,000,052
                       Account maintenance and distribution fees--Class B ..........        1,531,229
                       Account maintenance and distribution fees--Class C ..........        1,189,620
                       Offering costs ..............................................          260,094
                       Transfer agent fees--Class B ................................          161,152
                       Accounting services .........................................          134,567
                       Transfer agent fees--Class C ................................          128,323
                       Professional fees ...........................................           67,569
                       Custodian fees ..............................................           52,911
                       Account maintenance fees--Class A ...........................           43,549
                       Printing and shareholder reports ............................           37,977
                       Directors' fees and expenses ................................           30,246
                       Transfer agent fees--Class I ................................           16,384
                       Transfer agent fees--Class A ................................           15,679
                       Pricing fees ................................................            6,347
                       Registration fees ...........................................              564
                       Other .......................................................           21,952
                                                                                        -------------
                       Total expenses ..............................................                          8,200,845
                                                                                                          -------------
                       Investment loss--net ........................................                           (573,598)
                                                                                                          -------------
=======================================================================================================================
Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net
-----------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) from:
                          Investments--net .........................................       13,066,777
                          Foreign currency transactions--net .......................          (20,081)       13,046,696
                                                                                        -------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net .........................................       16,359,329
                          Foreign currency transactions--net .......................              234        16,359,563
                                                                                        -------------------------------
                       Total realized and unrealized gain on investments and
                        foreign currency transactions--net .........................                         29,406,259
                                                                                                          -------------
                       Net Increase in Net Assets Resulting from Operations ........                      $  28,832,661
                                                                                                          =============

      See Notes to Financial Statements.


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2004   13

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                           For the       For the Period
                                                                                          Year Ended       November 13,
                                                                                            June 30,        2002+ to
Increase (Decrease) in Net Assets:                                                           2004         June 30, 2003
=======================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------
                       Investment income (loss)--net ...............................    $    (573,598)    $     399,035
                       Realized gain (loss) on investments and foreign currency
                        transactions--net ..........................................       13,046,696        (6,825,235)
                       Change in unrealized appreciation/depreciation on investments
                        and foreign currency transactions--net .....................       16,359,563        22,534,304
                                                                                        -------------------------------
                       Net increase in net assets resulting from operations ........       28,832,661        16,108,104
=======================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ..................................................         (161,901)          (28,316)
                          Class B ..................................................         (461,281)         (196,773)
                          Class C ..................................................         (312,300)         (161,700)
                          Class I ..................................................         (220,528)          (33,264)
                                                                                        -------------------------------
                       Net decrease in net assets resulting from dividends to
                        shareholders ...............................................       (1,156,010)         (420,053)
                                                                                        -------------------------------
=======================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------
                       Net increase (decrease) in net assets derived from beneficial
                        interest transactions ......................................      (81,866,798)      316,627,502
                                                                                        -------------------------------
=======================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets .....................      (54,190,147)      332,315,553
                       Beginning of period .........................................      332,415,553           100,000
                                                                                        -------------------------------
                       End of period* ..............................................    $ 278,225,406     $ 332,415,553
                                                                                        ===============================
                          * Undistributed investment income--net ...................    $          --     $     906,020
                                                                                        ===============================

+     Commencement of operations.

      See Notes to Financial Statements.


14    MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2004

Financial Highlights

                                                                                Class A                      Class B
                                                                     -----------------------------   -------------------------
                                                                                      For the                       For the
The following per share data and ratios have been derived             For the         Period          For the       Period
from information provided in the financial statements.               Year Ended     November 13,     Year Ended   November 13,
                                                                      June 30,        2002+ to        June 30,     2002+ to
Increase (Decrease) in Net Asset Value:                                 2004       June 30, 2003++      2004     June 30, 2003
==============================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ......   $  10.53        $  10.00        $  10.48         $  10.00
                                                                     ---------------------------------------------------------
                       Investment income (loss)--net .............        .06**           .05            (.03)**            --+++
                       Realized and unrealized gain on investments
                        and foreign currency transactions--net ...       1.03             .49            1.03              .49
                                                                     ---------------------------------------------------------
                       Total from investment operations ..........       1.09             .54            1.00              .49
                                                                     ---------------------------------------------------------
                       Less dividends from investment income--net        (.10)           (.01)           (.03)            (.01)
                                                                     ---------------------------------------------------------
                       Net asset value, end of period ............   $  11.52        $  10.53        $  11.45         $  10.48
                                                                     =========================================================
==============================================================================================================================
Total Investment Return***
------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ........      10.44%           5.43%@          9.58%            4.93%@
                                                                     =========================================================
==============================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------
                       Expenses ..................................       2.00%           2.05%*          2.76%            2.82%*
                                                                     =========================================================
                       Investment income (loss)--net .............        .51%            .83%*          (.30%)            .07%*
                                                                     =========================================================
==============================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) ..   $ 13,022        $ 22,090        $144,787         $159,057
                                                                     =========================================================
                       Portfolio turnover ........................      87.57%         107.66%          87.57%          107.66%
                                                                     =========================================================

*     Annualized.
**    Based on average shares outstanding.
***   Total investment returns exclude the effect of sales charges.
+     Commencement of operations.
++    Effective April 14, 2003, Class D Shares were redesignated Class A Shares.
+++   Amount is less than $.01 per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2004   15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)

                                                                               Class C                        Class I
                                                                     ----------------------------    ---------------------------
                                                                                      For the                       For the
The following per share data and ratios have been derived             For the         Period          For the       Period
from information provided in the financial statements.               Year Ended     November 13,     Year Ended   November 13,
                                                                       June 30,       2002+ to        June 30,      2002+ to
Increase (Decrease) in Net Asset Value:                                 2004        June 30, 2003       2004     June 30, 2003++
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ......   $  10.48        $  10.00        $  10.55           $  10.00
                                                                     -----------------------------------------------------------
                       Investment income (loss)--net .............       (.03)**           --@@           .08**              .08
                       Realized and unrealized gain on investments
                        and foreign currency transactions--net ...       1.03             .49            1.03                .48
                                                                     -----------------------------------------------------------
                       Total from investment operations ..........       1.00             .49            1.11                .56
                                                                     -----------------------------------------------------------
                       Less dividends from investment income--net        (.03)           (.01)           (.13)              (.01)
                                                                     -----------------------------------------------------------
                       Net asset value, end of period ............   $  11.45        $  10.48        $  11.53           $  10.55
                                                                     ===========================================================
================================================================================================================================
Total Investment Return***
--------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ........       9.54%           4.93%@           10.64%            5.63%@
                                                                     ===========================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                       Expenses ..................................       2.76%           2.82%*          1.75%              1.80%*
                                                                     ===========================================================
                       Investment income (loss)--net .............       (.29%)           .06%*           .73%              1.08%*
                                                                     ===========================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) ..   $104,840        $129,392        $ 15,576           $ 21,877
                                                                     ===========================================================
                       Portfolio turnover ........................      87.57%         107.66%          87.57%            107.66%
                                                                     ===========================================================

*     Annualized.
**    Based on average shares outstanding.
***   Total investment returns exclude the effect of sales charges.
+     Commencement of operations.
++    Effective April 14, 2003, Class A Shares were redesignated Class I Shares.
@     Aggregate total investment return.
@@    Amount is less than $.01 per share.

      See Notes to Financial Statements.


16    MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2004

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Basic Value Principal Protected Fund (the "Fund") is part of Merrill Lynch Principal Protected Trust (the "Trust"). Under the Investment Company Act of 1940, as amended, the Fund is diversified and the Trust is registered as an open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of the Fund were offered during the initial offering period but will not be offered during the Guarantee Period from November 13, 2002 through November 13, 2009 (the "Guarantee Maturity Date"), except in connection with reinvestment of dividends and distributions. The Fund will be offered on a continuous basis after this date. During the Guarantee Period, the Fund will seek long-term growth of capital to the extent permitted by a strategy that seeks to use investments in common stocks, U.S. Treasury bonds, including zero coupon bonds, and other fixed income instruments, to protect the original principal value of the Fund (less redemptions, cash distributions and dividends and extraordinary expenses) at the Guarantee Maturity Date.

The Trust, on behalf of the Fund, has entered into a Financial Warranty Agreement with Main Place Funding, LLC (the "Warranty Provider"). The Financial Warranty Agreement is intended to make sure that on the Guarantee Maturity Date, each shareholder of the Fund will be entitled to redeem his or her shares for an amount no less than the initial value of that shareholder's account (less expenses and sales charges not covered by the Financial Warranty Agreement), provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed (the "Guaranteed Amount"). The Fund will pay to the Warranty Provider, under the Financial Warranty Agreement, an annual fee equal to .80% of the Fund's average daily net assets during the Guarantee Period. If the value of the Fund's assets on the Guarantee Maturity Date is insufficient to result in the value of each shareholder's account being at least equal to the shareholder's Guaranteed Amount, the Warranty Provider will pay the Fund an amount sufficient to make sure that each shareholder's account can be redeemed for an amount equal to his or her Guaranteed Amount.

Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2004   17

[LOGO] Merrill Lynch Investment Managers in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a


18    MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2004
      closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees -- Prepaid registration fees were amortized over a 12-month period beginning with the commencement of operations of the Fund.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Custodian bank -- The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.

(j) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $260,094 has been reclassified between paid-in capital and accumulated distributions in excess of net investment income and $563,494 has been reclassified between undistributed net capital gains and accumulated distributions in excess of net investment income as a result of permanent differences attributable to nondeductible expenses and foreign currency transaction gains/losses. These reclassifications have no effect on net assets or net asset values per share.

(k) Offering costs -- Prepaid offering costs were amortized over a 12-month period beginning with the commencement of operations of the Fund.


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2004   19

[LOGO] Merrill Lynch Investment Managers

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the Fund's average daily net assets. FAM has entered into a contractual arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding distribution and/or account maintenance fees) will not exceed 1.99%. This arrangement has a one-year term and is renewable.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                       Account      Distribution
                                                   Maintenance Fee      Fee
--------------------------------------------------------------------------------
Class A ..................................               .25%            --
Class B ..................................               .25%           .75%
Class C ..................................               .25%           .75%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 2004, MLPF&S received contingent deferred sales charges of $744,605 and $42,730 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended June 30, 2004, MLIM, LLC received $2,240 in security lending agent fees.

In addition, MLPF&S received $24,677 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 2004.

For the year ended June 30, 2004, the Fund reimbursed FAM $6,324 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, FDS, PSI, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2004 were $265,576,458 and $349,253,485, respectively.

Net realized gains/losses for the year ended June 30, 2004 and net unrealized appreciation/depreciation as of June 30, 2004 were as follows:

--------------------------------------------------------------------------------
                                                                    Unrealized
                                                 Realized          Appreciation/
                                               Gains/Losses        Depreciation
--------------------------------------------------------------------------------
Long-term investments ..................       $ 13,066,777        $ 38,865,956
Options written ........................                 --              29,118
Foreign currency transactions ..........            (20,081)             (1,207)
                                               --------------------------------
Total ..................................       $ 13,046,696        $ 38,893,867
                                               ================================

As of June 30, 2004, net unrealized appreciation for federal income tax purposes aggregated $33,182,830, of which $36,336,222 related to appreciated securities and $3,153,392 related to depreciated securities. At June 30, 2004, the aggregate cost of investments, net of options written, for federal income tax purposes was $246,573,774.


20    MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2004

Transactions in call options written for the year ended June 30, 2004 were as follows:

--------------------------------------------------------------------------------
                                                        Number of       Premiums
                                                        Contracts       Received
--------------------------------------------------------------------------------
Outstanding call options written,
   beginning of year ...........................              --              --
Options written ................................             260         $43,418
                                                        ------------------------
Outstanding call options written,
   end of year .................................             260         $43,418
                                                        ========================

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions were $(81,866,798) and $316,627,502 for the year ended June 30, 2004 and for the period November 13, 2002 to June 30, 2003, respectively.

Transactions in beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended June 30, 2004                                 Shares             Amount
--------------------------------------------------------------------------------
Shares issued to shareholders in
   reinvestment of dividends ...........             14,175       $     155,083
Shares redeemed ........................           (980,709)        (10,857,965)
                                                 ------------------------------
Net decrease ...........................           (966,534)      $ (10,702,882)
                                                 ==============================

--------------------------------------------------------------------------------
Class A Shares for the
Period November 13, 2002+                                             Dollar
to June 30, 2003                                    Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................          2,250,232       $  22,503,393
Shares issued to shareholders in
   reinvestment of dividends ...........              2,688              27,097
                                                 ------------------------------
Total issued ...........................          2,252,920          22,530,490
Shares redeemed ........................           (158,012)         (1,597,601)
                                                 ------------------------------
Net increase ...........................          2,094,908       $  20,932,889
                                                 ==============================

+ Prior to November 13, 2002 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended June 30, 2004                                 Shares            Amount
--------------------------------------------------------------------------------
Shares issued to shareholders in
   reinvestment of dividends ...........             40,836       $     445,926
Shares redeemed ........................         (2,566,201)        (28,347,849)
                                                 ------------------------------
Net decrease ...........................         (2,525,365)      $ (27,901,923)
                                                 ==============================

--------------------------------------------------------------------------------
Class B Shares for the
Period November 13, 2002+                                             Dollar
to June 30, 2003                                    Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................         15,832,326       $ 158,337,115
Shares issued to shareholders in
   reinvestment of dividends ...........             19,175             193,094
                                                 ------------------------------
Total issued ...........................         15,851,501         158,530,209
Shares redeemed ........................           (678,929)         (6,844,278)
                                                 ------------------------------
Net increase ...........................         15,172,572       $ 151,685,931
                                                 ==============================

+ Prior to November 13, 2002 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended June 30, 2004                                 Shares            Amount
--------------------------------------------------------------------------------
Shares issued to shareholders in
   reinvestment of dividends ...........             27,752       $     303,329
Shares redeemed ........................         (3,216,445)        (35,643,436)
                                                 ------------------------------
Net decrease ...........................         (3,188,693)      $ (35,340,107)
                                                 ==============================

--------------------------------------------------------------------------------
Class C Shares for the
Period November 13, 2002+                                             Dollar
to June 30, 2003                                    Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................         13,024,366       $ 130,257,844
Shares issued to shareholders in
   reinvestment of dividends ...........             15,828             159,387
                                                 ------------------------------
Total issued ...........................         13,040,194         130,417,231
Shares redeemed ........................           (697,643)         (7,025,302)
                                                 ------------------------------
Net increase ...........................         12,342,551       $ 123,391,929
                                                 ==============================

+ Prior to November 13, 2002 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended June 30, 2004                                 Shares            Amount
--------------------------------------------------------------------------------
Shares issued to shareholders in
   reinvestment of dividends ...........             18,993       $     207,785
Shares redeemed ........................           (741,990)         (8,129,671)
                                                 ------------------------------
Net decrease ...........................           (722,997)      $  (7,921,886)
                                                 ==============================

--------------------------------------------------------------------------------
Class I Shares for the
Period November 13, 2002+                                             Dollar
to June 30, 2003                                    Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................          2,663,069       $  26,631,855
Shares issued to shareholders in
   reinvestment of dividends ...........              3,266              32,921
                                                 ------------------------------
Total issued ...........................          2,666,335          26,664,776
Shares redeemed ........................           (594,913)         (6,048,023)
                                                 ------------------------------
Net increase ...........................          2,071,422       $  20,616,753
                                                 ==============================

+ Prior to November 13, 2002 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2004   21

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

5. Distributions to Shareholders:

The tax character of distributions paid during the fiscal year ended June 30, 2004 and for the period November 13, 2002 to June 30, 2003 was as follows:

--------------------------------------------------------------------------------
                                                                  For the Period
                                                                  11/13/2002+ to
                                                6/30/2004           6/30/2003
--------------------------------------------------------------------------------
Distributions paid from:
   Ordinary income .....................      $   1,156,010       $     420,053
                                              ---------------------------------
Total taxable distributions ............      $   1,156,010       $     420,053
                                              =================================

+     Commencement of operations.

As of June 30, 2004, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income--net ........................         $ 5,279,069
Undistributed long-term capital gains--net ................           6,094,246
                                                                    -----------
Total undistributed earnings--net .........................          11,373,315
Capital loss carryforward .................................                  --
Unrealized gains--net .....................................          33,181,623*
                                                                    -----------
Total accumulated earnings--net ...........................         $44,554,938
                                                                    ===========

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.


22    MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2004

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Merrill Lynch Basic Value Principal
Protected Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Basic Value Principal Protected Fund as of June 30, 2004, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period November 13, 2002 (commencement of operations) through June 30, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Basic Value Principal Protected Fund as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended and for the period November 13, 2002 through June 30, 2003, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
August 23, 2004


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2004   23

[LOGO] Merrill Lynch Investment Managers

Officers and Trustees (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    2002 to  President of the Merrill Lynch Investment Managers,   125 Funds       None
Glenn*      Princeton, NJ  and          present  L.P. ("MLIM")/Fund Asset Management, L.P.             160 Portfolios
            08543-9011     Trustee               ("FAM")--Advised Funds since 1999; Chairman
            Age: 63                              (Americas Region) of MLIM from 2000 to 2002;
                                                 Executive Vice President of MLIM and FAM (which
                                                 terms as used herein include their corporate
                                                 predecessors) from 1983 to 2002; President of
                                                 FAM Distributors, Inc. ("FAMD") from 1986 to 2002
                                                 and Director thereof from 1991 to 2002; Executive
                                                 Vice President and Director of Princeton Services,
                                                 Inc. ("Princeton Services") from 1993 to 2002;
                                                 President of Princeton Administrators, L.P. from
                                                 1989 to 2002; Director of Financial Data Services,
                                                 Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton Services and Princeton
              Administrators, L.P. The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.

====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
David O.    P.O. Box 9095  Trustee      2002 to  Professor of Finance and Economics at the Columbia    14 Funds        None
Beim        Princeton, NJ               present  University Graduate School of Business since 1991;    19 Portfolios
            08543-9095                           Chairman of Outward Bound U.S.A. since 1997;
            Age: 64                              Chairman of Wave Hill, Inc. since 1980.
------------------------------------------------------------------------------------------------------------------------------------
James T.    P.O. Box 9095  Trustee      2002 to  Chief Financial Officer of J.P. Morgan & Co., Inc.    14 Funds        None
Flynn       Princeton, NJ               present  from 1990 to 1995 and an employee of J.P. Morgan      19 Portfolios
            08543-9095                           in various capacities from 1967 to 1995.
            Age: 64
------------------------------------------------------------------------------------------------------------------------------------
W. Carl     P.O. Box 9095  Trustee      2002 to  Industrial Bank of Japan Professor of Finance,        14 Funds        None
Kester      Princeton, NJ               present  Senior Associate Dean and Chairman of the MBA         19 Portfolios
            08543-9095                           Program of Harvard University Graduate School of
            Age: 52                              Business Administration since 1999; James R.
                                                 Williston Professor of Business Administration of
                                                 Harvard University Graduate School of Business
                                                 from 1997 to 1999; MBA Class of 1958 Professor
                                                 of Business Administration of Harvard University
                                                 Graduate School of Business Administration from
                                                 1981 to 1997; Independent Consultant since 1978.
------------------------------------------------------------------------------------------------------------------------------------


24    MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2004

Officers and Trustees (unaudited) (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Karen P.    P.O. Box 9095  Trustee      2002 to  President of Robards & Company, a financial advisory  14 Funds        None
Robards     Princeton, NJ               present  firm, since 1987; formerly an investment banker with  19 Portfolios
            08543-9095                           Morgan Stanley for more than 10 years; Director of
            Age: 53                              Enable Medical Corp. since 1996; Director of AtriCure,
                                                 Inc. since 2000; Director of CineMuse Inc. from 1996
                                                 to 2000; Director of the Cooke Center for Learning and
                                                 Development, a not-for-profit organization, since 1987.
            ------------------------------------------------------------------------------------------------------------------------
            * The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2002 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999; Vice
            08543-9011     and                   President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 44        Treasurer
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  Senior Vice  2002 to  President of MLIM and member of the Executive Management Committee of ML & Co.,
Doll, Jr.   Princeton, NJ  President    present  Inc. since 2001; Global Chief Investment Officer and Senior Portfolio Manager of
            08543-9011                           MLIM since 1999; Chief Investment Officer of Equities at Oppenheimer Funds, Inc.
            Age: 49                              from 1990 to 1999 and Chief Investment Officer thereof from 1998 to 1999; Executive
                                                 Vice President of Oppenheimer Funds, Inc. from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Phillip S.  P.O. Box 9011  Secretary    2002 to  First Vice President of MLIM since 2001; Director (Legal Advisory) of MLIM from
Gillespie   Princeton, NJ               present  2000 to 2001; Vice President of MLIM from 1999 to 2000 and Attorney associated with
            08543-9011                           MLIM since 1998.
            Age: 40
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2004   25

[LOGO] Merrill Lynch Investment Managers

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distribution paid by Merrill Lynch Basic Value Principal Protected Fund of Merrill Lynch Principal Protected Trust to shareholders of record on December 12, 2003:

--------------------------------------------------------------------------------
Qualified Dividend Income for Individuals                                100.00%
--------------------------------------------------------------------------------
Dividends Qualifying for the Dividends
   Received Deduction for Corporations                                    92.51%
--------------------------------------------------------------------------------
Federal Obligation Interest                                               65.25%
--------------------------------------------------------------------------------

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.


26    MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2004

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2004   27

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is for shareholders of Merrill Lynch Basic Value Principal Protected Fund. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Basic Value Principal Protected Fund
Box 9011
Princeton, NJ
08543-9011

                                                                   #BVPP -- 6/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) David O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

         The registrant's board of directors has determined that David O. Beim,
         W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

         Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 11 years.

         Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

         Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -             Fiscal Year Ending June 30, 2004 - $48,000
                                      Fiscal Year Ending June 30, 2003 - $47,500

         (b) Audit-Related Fees -     Fiscal Year Ending June 30, 2004 - $0
                                      Fiscal Year Ending June 30, 2003 - $0

         (c) Tax Fees -               Fiscal Year Ending June 30, 2004 - $8,000
                                      Fiscal Year Ending June 30, 2003 - $7,500

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -         Fiscal Year Ending June 30, 2004 - $0
                                      Fiscal Year Ending June 30, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending June 30, 2004 - $16,114,216
             Fiscal Year Ending June 30, 2003 - $17,689,695

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $541,640, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Basic Value Principal Protected Fund of Merrill Lynch Principal Protected Trust


By: /s/ Terry K. Glenn
    -----------------------------------
    Terry K. Glenn,
    President of
    Merrill Lynch Basic Value Principal
    Protected Fund of Merrill Lynch
    Principal Protected Trust

Date: August 13, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Terry K. Glenn
    -----------------------------------
    Terry K. Glenn,
    President of
    Merrill Lynch Basic Value Principal
    Protected Fund of Merrill Lynch
    Principal Protected Trust

Date: August 13, 2004


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Basic Value Principal
    Protected Fund of Merrill Lynch
    Principal Protected Trust

Date: August 13, 2004